Exhibit 99.2

SUPPLEMENTAL OPERATING & FINANCIAL DATA

FOR THE QUARTER ENDED DECEMBER 31, 2004

Where to Get More Information

Prentiss Properties welcomes questions or comments from stockholders, analysts, investment managers, media or any prospective investor. Please address all inquiries to our Investor Relations Department at the following:

By phone

Switchboard	214.654.0886
Investor Relations	214.654.5720

By facsimile	214.350.2437

By email	ir@pplinc.com

By mail	Prentiss Properties Trust
Investor Relations
3890 W. Northwest Hwy.
Suite 400
Dallas, Texas 75220

Web site	www.prentissproperties.com

Tentative Earnings Announcements and Dividend Declarations

	2005 Q1	2005 Q2	2005 Q3	2005 Q4
Earnings Announcements	4/18	7/19	10/18	1/31

Dividend Declarations	3/9	6/8	9/7	12/7

Prentiss Properties Trust

Supplemental Information

4th Quarter 2004

Overview and Highlights
Financial Highlights	1
Calculation of FFO and FAD	2
Calculation of NOI	3
Consolidated Balance Sheets	4
Consolidated Statements of Income	5
Joint Venture Financial Summary	6
Same Store Growth	7
Portfolio Analysis	8
Significant Tenants	9
Industry Diversification	10

Leasing
Leasing Activity Summary	11
Year-To-Date Renewal Analysis	12
Lease Expirations	13-16

Capital Expenditures
Development, Leasing and Capital Expenditure Summary	17
Capital Expenditures	18
Year-to-Date Non Incremental Leasing Cost Analysis	19
Non-Incremental Leasing Cost Analysis by City	20

Development
Summary of Land Held for Future Development	21
Summary of Development Activity	22
Description and Facts for Properties Under Development	23

Other Information
Acquisition and Disposition Activity	24
Description and Facts for Properties Acquired	25-26
Summary of Properties Owned and Managed	27
Selected Property Data	28-30
Summary of Financing	31
Return on Invested Capital/Stock Performance	32
Definitions of Non-GAAP Financial Measures	33-35

Financial Highlights

(dollar in thousands, except per share amounts, shares and units in thousands)

	For the Three Months Ended or as of
	12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/2003
Financial Information (1)
Assets	2,306,522	2,240,255	2,283,555	2,186,998	2,271,932
Gross Book Value of Real Estate Assets	2,227,015	2,173,045	2,211,098	2,139,087	2,194,683
Unsecured Debt	406,260	367,830	413,900	307,450	300,000
Secured Debt	807,047	781,393	772,635	810,884	813,290
Weighted Average Maturity (years) (2)	4.1	4.4	4.4	4.6	4.6
NOI	57,048	58,462	57,560	58,961	58,662
Total Property Revenues (3)	94,732	93,477	93,326	92,949	90,640
Total Property Expenses (4)	36,257	32,421	33,413	32,829	31,536
Property NOI	58,475	61,056	59,913	60,120	59,104
Property Operating Margin	61.73%	65.32%	64.20%	64.68%	65.21%
Adjusted FFO/Share (5)	$0.75	$0.77	$0.76	$0.77	$0.77

Capitalization
Total Debt (1)	1,213,307	1,149,223	1,186,535	1,118,334	1,113,290
Total Common Shares Outstanding (6)	45,063	44,925	44,846	44,313	42,696
Total Convertible Preferred Shares Outstanding	3,774	3,774	3,774	3,774	3,774
Total OP Units Outstanding	1,335	1,417	1,437	1,437	1,475
Combined Shares and OP Units Outstanding	50,172	50,116	50,057	49,524	47,945
Share Price at Quarter End	$38.20	$36.00	$33.52	$36.90	$32.99
Equity Value of Common and Common Equivalents	1,916,570	1,804,176	1,677,911	1,827,436	1,581,706
Perpetual Preferred Equity			—	—	105,000
Total Market Capitalization	3,129,877	2,953,399	2,864,446	2,945,770	2,799,996
Debt/Total Market Capitalization	38.8%	38.9%	41.4%	38.0%	39.8%

Financial Ratios
Interest Coverage	3.01	3.02	2.99	3.11	2.98
Fixed Charge Coverage (including preferred dividends)	2.71	2.72	2.69	2.65	2.47
Adjusted FFO Pay-out (6)	75.07%	72.62%	74.20%	74.00%	73.29%
FAD Pay-out	135.30%	105.23%	101.32%	106.26%	115.81%
FAD Less Dividends	(7,330)	(1,395)	(365)	(1,394)	(3,662)
ROIC - Annualized NOI / Operating Real Estate	10.33%	10.86%	10.71%	10.89%	10.70%
ROIC - Annualized NOI / (Op. Real Estate + Net Deferred Leasing Cost)	9.36%	9.95%	9.87%	10.04%	9.84%
Annualized NOI / Total Assets (book value before depreciation)	8.87%	9.36%	9.08%	9.67%	9.06%
Debt / Total Assets (book value before depreciation)	47.17%	46.02%	46.79%	45.84%	43.01%
Debt / Annualized NOI	5.32	4.91	5.15	4.74	4.74

(1) -	Amounts adjusted to Prentiss Properties’ ownership percentage for unconsolidated and consolidated joint ventures.

(2) -	Excludes our line of credit.

(3) -	Includes property revenues from discontinued operations.

(4) -	Includes property expenses from discontinued operations.

(5) -	Adjusted to add back impairment losses and debt defeasance related to real estate.

(6) -	Includes 80,952 shares in treasury related to our deferred compensation plan.

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 1

Calculation of FFO and FAD

For Common Shares and Common Share Equivalents

(000s, except per share data)

	Twelve Months Ended		Three Months Ended
	12/31/2004	12/31/2003	12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/2003
Funds from Operations (FFO):
Net income	$62,423	$59,417	$14,078	$12,554	$18,792	$16,999	$21,177
Adjustments:
Real estate depreciation and amortization (1)	95,429	79,972	24,294	24,368	23,785	22,982	21,524
Minority interests (2)	1,733	1,875	366	333	538	496	670
Minority interest share of depreciation and amortization	(4,682)	—	(1,377)	(1,181)	(1,303)	(821)	—
Pro rata share of joint venture depreciation and amortization	2,985	2,960	756	749	744	736	750
Issue costs of preferred units redeemed	(1,600)	—	—	—	—	(1,600)	—
(Gain)/loss on sale of real estate	(13,179)	(4,978)	(3,593)	1,821	(10,091)	(1,316)	(7,525)
FFO applicable to common and common equivalents	$143,109	$139,246	$34,524	$38,644	$32,465	$37,476	$36,596
Impairment losses and debt defeasance related to real estate	8,216	1,792	2,900	—	5,316	—	—
Adjusted FFO applicable to common and common equivalents	$151,325	$141,038	$37,424	$38,644	$37,781	$37,476	$36,596
Weighted average common shares, units and common shares equivalents (diluted)	49,727	45,533	50,174	50,086	49,738	48,896	47,510
Adjusted FFO per weighted average shares outstanding (diluted)	$3.04	$3.10	$0.75	$0.77	$0.76	$0.77	$0.77

Funds Available for Distribution (FAD):
Adjusted FFO	$151,325	$141,038	$37,424	$38,644	$37,781	$37,476	$36,596
Adjustments:
Straight-line rent adjustment	(8,962)	(7,946)	(2,053)	(2,199)	(2,231)	(2,479)	(2,438)
FAS 141 adjustment	(752)	(390)	(162)	(344)	(256)	10	(5)
Amortization of deferred financing fees	2,351	2,340	544	646	582	579	575
Capital expenditures	(42,758)	(31,816)	(14,987)	(10,077)	(8,209)	(9,485)	(11,570)
FAD	$101,204	$103,226	$20,766	$26,670	$27,667	$26,101	$23,158
Weighted average common shares, units and common shares equivalents (diluted)	49,727	45,533	50,174	50,086	49,738	48,896	47,510
Dividend per share	$2.240	$2.240	$0.560	$0.560	$0.560	$0.560	$0.560
Total dividend declared	$111,927	$102,860	$28,096	$28,065	$28,032	$27,734	$26,820
Payout ratio of Adjusted FFO	73.96%	72.93%	75.07%	72.62%	74.20%	74.00%	73.29%
Payout ratio of FAD	110.60%	99.65%	135.30%	105.23%	101.32%	106.26%	115.81%

(1) -	Excludes depreciation and amortization not related to real estate.

(2) -	Represents the minority interest attributable to holders of common partnership units. The units are included in the share count.

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 2

Calculation of NOI

(dollars in thousands)

	Twelve Months Ended		Three Months Ended
NOI	12/31/2004	12/31/2003	12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/2003
Net income	$62,423	$59,417	$14,078	$12,554	$18,792	$16,999	$21,177
Adjustments:
Interest expense and amortization of financing	71,362	72,098	17,992	18,231	17,736	17,403	18,092
Real estate depreciation and amortization	95,429	79,972	24,294	24,368	23,785	22,982	21,524
Minority interests share of interest expense and deferred financing	(946)	—	(574)	(372)	—	—	—
Minority interests share of depreciation and amortization	(4,682)	—	(1,377)	(1,181)	(1,303)	(821)	—
Other depreciation and amortization	559	284	163	144	123	129	11
Tax expenses	349	1,059	524	276	(43)	(408)	403
Minority interests applicable to common units	1,733	1,875	366	333	538	496	670
Minority interests applicable to preferred units	1,204	8,448	—	—	—	1,204	1,971
Loss on investment in securities	420	—	—	—	420	—	—
(Gain)/loss on sales, net of related defeasance cost	(7,863)	(4,978)	(3,593)	1,821	(4,775)	(1,316)	(7,525)
Loss on impairment of mortgage loan	2,900	—	2,900	—	—	—	—
Loss on impairment of discontinued operations	—	1,792	—	—	—	—	—
Equity in income of unconsolidated joint ventures	(2,429)	(2,555)	(639)	(616)	(596)	(578)	(622)
Net operating income of unconsolidated joint ventures	11,572	11,921	2,914	2,904	2,883	2,871	2,961

NOI	$232,031	$229,333	$57,048	$58,462	$57,560	$58,961	$58,662

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 3

Prentiss Properties Trust

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/2003
Assets
Operating real estate:
Land	$341,321	$336,245	$345,089	$325,623	$325,623
Buildings and improvements	1,789,043	1,731,346	1,779,810	1,728,823	1,727,056
Less: accumulated depreciation	(234,007)	(224,748)	(221,575)	(222,080)	(210,944)

	1,896,357	1,842,843	1,903,324	1,832,366	1,841,735
Construction in progress	23,417	18,085	12,594	—	—
Land held for development	59,014	58,871	43,678	47,462	47,202
Deferred charges and other assets, net	260,283	236,392	233,238	209,744	210,420
Notes receivable, net	1,500	5,440	5,942	6,440	15,904
Receivables, net	55,772	54,841	51,030	49,451	47,412
Cash and cash equivalents	8,586	6,956	10,035	11,215	5,945
Escrowed cash	9,584	9,579	10,149	13,062	11,913
Investments in securities and insurance contracts	3,279	2,928	3,030	3,395	2,579
Investments in unconsolidated joint ventures	12,943	12,906	12,774	14,274	14,215
Interest rate hedges	2,804	2,107	5,099	475	1,768

Total assets	$2,333,539	$2,250,948	$2,290,893	$2,187,884	$2,199,093

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and notes payable	$1,191,911	$1,115,534	$1,103,992	$1,034,934	$1,029,035
Interest rate hedges	3,850	6,775	5,277	10,476	9,842
Accounts payable and other liabilities	105,304	93,255	82,706	70,492	84,366
Mandatorily redeemable preferred units	—	—	—	—	10,000
Distributions payable	28,103	28,072	28,041	27,742	28,986

Total liabilities	1,329,168	1,243,636	1,220,016	1,143,644	1,162,229

Minority interest in operating partnership	24,990	26,790	27,738	27,476	123,058

Minority interest in real estate partnerships	35,792	30,858	77,843	69,841	1,565

Commitments and contingencies
Shareholders’ equity:
Preferred shares $.01 par value, 20,000,000 shares authorized, 3,773,585 shares issued and outstanding	100,000	100,000	100,000	100,000	100,000
Common shares $.01 par value, 100,000,000 shares authorized, 48,268,845 and 45,772,383 (includes 3,286,957 and 3,159,089 in treasury) shares issued and outstanding at December 31, 2004 and December 31, 2003, respectively	483	481	480	475	458
Additional paid-in capital	1,020,917	1,017,744	1,014,116	997,537	942,644
Common shares in treasury, at cost, 3,286,957 and 3,159,089 shares at December 31, 2004 and December 31, 2003, respectively	(82,694)	(82,505)	(82,159)	(82,115)	(78,000)
Unearned compensation	(3,386)	(3,827)	(4,254)	(4,782)	(2,176)
Accumulated other comprehensive income	(302)	(4,061)	564	(9,176)	(7,198)
Retained earnings/(distributions in excess of earnings)	(91,429)	(78,168)	(63,451)	(55,016)	(43,487)

Total shareholders’ equity	943,589	949,664	965,296	946,923	912,241

Total liabilities and shareholders’ equity	$2,333,539	$2,250,948	$2,290,893	$2,187,884	$2,199,093

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 4

Prentiss Properties Trust

Consolidated Statements of Income

(in thousands, except per share amounts)

	Twelve Months Ended		Three Months Ended
	12/31/2004	12/31/2003	12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/2003
Revenues:
Rental income	$356,825	$314,718	$93,897	$91,008	$87,622	$84,298	$81,384
Service business and other income	13,909	16,769	4,277	3,216	2,928	3,488	4,615

	370,734	331,487	98,174	94,224	90,550	87,786	85,999

Expenses:
Property operating and maintenance	91,681	80,583	25,604	22,685	22,015	21,377	22,795
Real estate taxes	39,406	31,274	10,894	9,396	9,780	9,336	5,875
General and administrative and personnel cost	11,803	10,988	3,010	3,423	2,785	2,585	2,613
Expenses of service business	9,998	10,513	3,213	2,670	2,466	1,649	2,914
Interest expense	68,037	67,232	17,433	17,580	16,825	16,199	16,882
Amortization of deferred financing costs	2,343	2,284	559	651	568	565	561
Depreciation and amortization	92,315	72,483	24,393	24,171	22,467	21,284	19,985

	315,583	275,357	85,106	80,576	76,906	72,995	71,625

Income from continuing operations before minority interests and equity in income of unconsolidated joint ventures	55,151	56,130	13,068	13,648	13,644	14,791	14,374
Minority interests	(2,744)	(10,227)	(258)	(323)	(563)	(1,600)	(2,578)
Equity in income of unconsolidated joint ventures	2,429	2,555	639	616	596	578	622
Loss on investment in securities	(420)	—	—	—	(420)	—	—
Loss from impairment of mortgage loan	(2,900)	—	(2,900)	—	—	—	—

Income from continuing operations	51,516	48,458	10,549	13,941	13,257	13,769	12,418

Discontinued operations:
Income from discontinued operations including impairment losses	3,354	6,034	44	390	942	1,978	1,277
Gain/(loss) from disposition of discontinued operations	11,957	(4,457)	3,593	(1,821)	10,185	—	—
Loss from debt defeasance related to sale of real estate	(5,316)	—	—	—	(5,316)	—	—
Minority interest related to discontinued operations	(310)	(53)	(108)	44	(182)	(64)	(43)

	9,685	1,524	3,529	(1,387)	5,629	1,914	1,234
Income before gain on sale of properties	61,201	49,982	14,078	12,554	18,886	15,683	13,652
Gain/(loss) on sale of land	1,222	9,435	—	—	(94)	1,316	7,525

Net income	62,423	59,417	14,078	12,554	18,792	16,999	21,177
Preferred dividends	(10,052)	(8,452)	(2,113)	(2,113)	(2,113)	(3,713)	(2,113)

Net income applicable to common shareholders	$52,371	$50,965	$11,965	$10,441	$16,679	$13,286	$19,064

Net income per common share - basic	$1.18	$1.27	$0.27	$0.23	$0.38	$0.31	$0.45

Weighted average number of common shares outstanding - basic	44,330	40,068	44,799	44,691	44,386	43,426	42,059

Net income per common share - diluted	$1.18	$1.27	$0.27	$0.23	$0.37	$0.30	$0.45

Weighted average number of common shares and common share equivalents outstanding-diluted	44,529	40,270	45,024	44,882	44,527	43,670	42,255

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 5

Joint Venture Financial Summary

As of and for the Quarter Ended December 31, 2004

(dollars in thousands)

	Unconsolidated Joint Ventures			Consolidated Joint Ventures
	Prentiss Ownership %			Prentiss Ownership %
	Broadmoor Austin 50%	Tysons International 25%	Unconsolidated Joint Ventures Total	Prentiss Office Investors 51%	Del Mar Heights 70%	Consolidated Joint Ventures Total
Results of Operations
Rental income before straight-line	$2,621	$784	$3,405	$2,967	$—	$2,967
Straight-line adjustment	(131)	4	(127)	111	—	111
Other income	1	4	5	4	1	5

Revenues	2,491	792	3,283	3,082	1	3,083
Property operating expense	(78)	(291)	(369)	(1,061)	(2)	(1,063)
Depreciation and amortization	(533)	(223)	(756)	(1,433)	—	(1,433)
Interest expense	(1,221)	(284)	(1,505)	(568)	—	(568)
Amortization of deferred financing cost	(10)	(4)	(14)	(30)	—	(30)

Net income	$649	$(10)	$639	$(10)	$(1)	$(11)

Add:
Depreciation	533	223	756	1,433	—	1,433

Funds from operation	$1,182	$213	$1,395	$1,423	$(1)	$1,422

Add:
Interest expense	1,221	284	1,505	568	—	568
Amortization of deferred financing cost	10	4	14	30	—	30

NOI	$2,413	$501	$2,914	$2,021	$(1)	$2,020

Balance Sheet Information
Real estate book value	$70,034	$24,967	$95,001	$77,139	$15,555	$92,694
Accumulated depreciation	(29,023)	(4,259)	(33,282)	(1,501)	—	(1,501)

Real estate book value after depreciation	$41,011	$20,708	$61,719	$75,638	$15,555	$91,193
Assets	$48,981	$22,317	$71,298	$94,858	$16,743	$111,601
Debt (1)	$65,990	$14,778	$80,768	$59,007	$6,250	$65,257
Equity	$(17,407)	$7,229	$(10,178)	$32,722	$8,562	$41,284

(1)	- All joint venture debt is non-recourse

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 6

Same Store Growth

(in thousands, except per share amounts)

	Three Months Ended December 31,
	2004	2003
Revenues:
Rental income	$80,873	$79,889
Less:
Straight-line rent adjustment	1,138	2,326
Termination fee income	34	1,146
Management and other fees, net	16	11

	79,717	76,428	4.3%

Expenses:
Property operating and maintenance	21,663	21,555	0.5%
Real estate taxes	9,333	5,895	58.3%

	30,996	27,450	12.9%

	48,721	48,978	-0.5%

Occupancy	87.3%	90.0%

Properties	109

Square Feet	15,474

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 7

Portfolio Analysis: Operating Properties

	Percentage of NOI by Location and Building Type For the Quarter Ended 12/31/04			Percentage Leased by Location and Building Type at December 31, 2004			Rentable Square Footage (000s) of Properties by Location and Building Type at December 31, 2004
	Office	Industrial	Total	Office	Industrial	Total	Office	Industrial	Total	% of Total
Core Markets
Metropolitan Washington, D.C.	27.6%		27.6%	87.9%		87.9%	4,000		4,000	21.8%
Dallas / Fort Worth	20.8%		20.8%	85.4%		85.4%	4,718		4,718	25.7%
Chicago	12.2%	1.0%	13.2%	87.8%	82.1%	86.5%	2,227	682	2,909	15.8%
Northern California	12.6%		12.6%	88.4%		88.4%	1,772		1,772	9.7%
Austin	11.9%		11.9%	96.7%		96.7%	1,673		1,673	9.1%
San Diego	6.3%	1.1%	7.4%	91.0%	100.0%	93.3%	814	268	1,082	5.9%

Other Markets
Los Angeles		2.7%	2.7%		88.3%	88.3%		1,253	1,253	6.8%
Denver	2.4%		2.4%	85.5%		85.5%	709		709	3.9%
Detroit	1.4%		1.4%	89.3%		89.3%	242		242	1.3%

	95.2%	4.8%	100.0%	88.2%	87.8%	88.1%	16,155	2,203	18,358	100.0%

				Percentage of Total			88.0%	12.0%	100.0%

Notes:

(1) -	Analysis relates to operating properties owned at the end of the period only.

(2) -	Jointly owned properties are included at Prentiss Properties Trust's ownership share.

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 8

Significant Tenants

December 31, 2004

Tenants	Number of Properties	Annualized Base Rental Revenue ($000)’s	Percentage of Company Annualized Base Rental Revenue	Square Feet Leased (000)’s	Percentage of Company Leased Sq. Ft.	Month of Lease Expiration (Sq.Ft. in 000’s)
IBM	4	18,576	6%	973	6%	3/06 (169); 1/08 (24); 8/08 (150); 9/09 (163); 3/11 (387); 1/13 (80)
Kaiser Foundation Health Plan	2	11,848	4%	382	2%	11/05 (23); 8/08 (24); 3/09 (23) ;2/11 (312)
7-11, Inc.	1	9,425	3%	504	3%	4/07
Northrop Grumman Corporation	4	7,247	2%	267	2%	8/07 (73); 3/08 (168); 4/08 (26)
General Services Administration-U.S. Govt	5	5,786	2%	301	2%	1/05 (19); 1/06 (60); 2/06 (20); 2/07 (36); 4/07 (3); 10/12 (9); 2/13 (51); 9/13 (103)
AT & T	2	5,328	2%	205	1%	12/05 (38); 4/06 (1); 5/09 (166)
CGI Group, Inc.	1	5,008	2%	264	2%	2/11
R.R. Donnelley	1	4,872	2%	257	2%	8/11
Aspen Systems Corporation	1	4,625	1%	208	1%	9/07
Burlington Resources	1	4,266	1%	199	1%	6/13
Perot Systems	2	4,253	1%	161	1%	12/11 (71); 7/15 (90)
Americredit	1	4,165	1%	238	1%	5/11
World Savings & Loan	2	4,056	1%	157	1%	12/07 (148); 2/10 (9)
Brandes Investments	1	4,000	1%	128	1%	9/11
National Union Fire Insurance (AIG)	1	3,915	1%	193	1%	2/09
Thomson Corporation	2	3,671	1%	210	1%	5/11 (82); 7/13 (128)
HMSHost	1	3,365	1%	102	1%	12/06
Hoechst Celanese	2	3,337	1%	185	1%	7/07
Verizon Communications	3	3,209	1%	182	1%	4/06 (173); 8/08 (9)
The Lewin Group	1	3,179	1%	103	1%	2/09

Total:		114,131	37%	5,219	32%

Total Company		310,915		16,181

The above table sets forth a schedule of the Company's 20 largest tenants including subsidiaries for the Operating Properties as of December 31, 2004, based upon annualized base rents. Annualized base rental revenue is based on actual December 2004 billings times 12. For leases whose rent commences after January 1, 2005, annualized base rental revenue is based on the first month's billing times 12. As annualized base rental revenue is not derived from the historical GAAP results, historical results may differ from those set forth above.

The above table includes office and industrial properties, with Broadmoor Austin, 8260 Greensboro Drive, 1676 International Drive and Prentiss Office Investors, LP listed at their ownership percentage.

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 9

Industry Diversification

December 31, 2004

Industry Classification	Annualized Base Rental Revenue ($000)’s	Percentage of Company Annualized Base Rental Revenue	Square Feet Leased (000)’s	Percentage of Total Company Leased Sq. Ft.
Computer Systems Design	54,415	18%	2,686	17%
Management / Scientific & Technical	25,536	8%	1,158	7%
Insurance Carriers	21,504	7%	1,118	7%
Legal Services	16,105	5%	713	4%
Ambulatory Health Care Services	15,686	5%	559	3%
Other Professional - Scientific	12,132	4%	582	4%
Securities, Commodity / Other	11,929	4%	517	3%
Commercial Banking	9,981	3%	510	3%
Food & Beverage Stores	9,607	3%	525	3%
Architectural / Engineering	9,563	3%	391	2%
Broadcasting / Telecommunication	8,785	3%	415	3%
Real Estate	8,225	3%	405	3%
Monetary Authority - Central Bank	8,222	3%	326	2%
Information Services / Data Processing	6,742	2%	340	2%
Funds, Trusts & Other Financial	6,239	2%	336	2%
Accounting / Tax Preparation / Payroll	5,863	2%	236	1%
Printing & Related Support	5,807	2%	334	2%
Computer/Electronic Product Manufacturing	5,753	2%	314	2%
Chemical Manufacturing	5,007	2%	293	2%
Warehousing / Storage Facilities	4,547	1%	890	6%
Food Services / Drinking Places	4,436	1%	247	2%
Publishing Industries	4,092	1%	196	1%
Specialized Design Services	4,059	1%	210	1%
Oil & Gas Extraction	3,574	1%	233	1%
Food Manufacturing	3,217	1%	206	1%
Administration / Support Service	2,834	1%	140	1%
Educational Services	2,728	1%	185	1%
Accommodations	2,159	1%	83	1%
Housing/Urban Planning/Development	2,111	1%	112	1%
Building, Developing & General Contracting	2,060	1%	83	1%
Other	27,997	9%	1,838	11%

Total:	310,915	100%	16,181	100%

The above table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Operating Properties.

The Company’s tenants are classified according to the U.S. Government’s new North American Industrial Classification System (NAICS) which is replacing the Standard Industrial Code (SIC) system.

The above table includes office and industrial properties, with Broadmoor Austin, 8260 Greensboro Drive, 1676 International Drive and Prentiss Office Investors, LP listed at their ownership percentage.

Annualized base rental revenue is based on actual December 2004 billings times 12. For leases whose rent commences after January 1, 2005, annualized base rental revenue is based on the first month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 10

Leasing Activity Summary

For the Quarter Ended December 31, 2004

	12/31/04		% Leased at 9/30/04	KSF Leased at 9/30/04	KSF Expiring During Period	Leasing Activity (KSF) :				KSF Leased at 12/31/04	% Leased at 12/31/04	Cash Net Rent / SF		Straight-lined Net Rent /SF		% Increase of SL Net Rent
	KSF	%				Renew	Expand	New	Acquire			Expiring Leases	Leasing Activity	Expiring Leases	Leasing Activity
Office Properties
Oakland	1,466	8%	97%	980	(28)	28	3	6	357	1,346	92%	$24.17	$16.72	$23.25	$16.63	-28%
Silicon Valley	306	2%	72%	220	0	0	0	0	0	220	72%
San Diego	814	4%	92%	750	(38)	11	7	11	0	741	91%	$18.90	$17.90	$18.17	$18.71	3%
Chicago	2,227	12%	85%	1,832	(98)	56	23	42	101	1,956	88%	$16.35	$12.61	$16.35	$13.41	-18%
Austin	1,673	9%	97%	1,623	(14)	8	0	1	0	1,618	97%	$18.75	$11.89	$18.41	$12.56	-32%
Dallas	3,693	20%	81%	3,002	(91)	70	13	50	0	3,044	82%	$12.43	$9.73	$12.41	$9.73	-22%
Fort Worth	1,025	6%	96%	984	(4)	3	0	0	0	983	96%	$10.85	$5.05	$10.85	$5.91	-46%
Northern Virginia	2,737	15%	92%	2,508	(114)	65	4	96	0	2,559	93%	$17.12	$14.09	$16.26	$15.63	-4%
Suburban Maryland	1,263	7%	85%	1,072	(140)	6	10	9	0	957	76%	$15.39	$14.36	$13.70	$15.38	12%

Subtotal - Core Markets	15,204	83%	88%	12,971	(527)	247	60	215	458	13,424	88%	$16.25	$12.96	$15.78	$13.73	-13%

Denver	709	4%	89%	633	(31)	4	0	0	0	606	85%	$9.95	$9.55	$9.51	$9.55	0%
Detroit	242	1%	88%	214	(5)	5	2	0	0	216	89%	$15.29	$12.41	$14.36	$13.11	-9%

Subtotal - Other Markets	951	5%	89%	847	(36)	9	2	0	0	822	86%	$13.35	$11.37	$12.60	$11.82	-6%

Total - Office Properties	16,155	88%	88%	13,818	(563)	256	62	215	458	14,246	88%	$16.19	$12.92	$15.72	$13.69	-13%

Industrial Properties
Los Angeles	1,253	7%	88%	1,107	(45)	0	0	45	0	1,107	88%	$5.87	$6.24	$5.75	$6.63	15%
San Diego	268	1%	100%	268	0	0	0	0	0	268	100%
Chicago	682	4%	98%	669	(122)	0	0	13	0	560	82%	$4.60	$5.28	$4.60	$5.28	15%

Total - Industrial Props.	2,203	12%	93%	2,044	(167)	0	0	58	0	1,935	88%	$5.59	$6.02	$5.49	$6.33	15%

Total Properties	18,358	100%	89%	15,862	(730)	256	62	273	458	16,181	88%

Notes:	The Leasing Activity Summary reflects activity for all operating properties. Rates for “Expiring Leases” relate to the lease previously occupying the space.

“Net Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement less any portion of that base rent used by landlord to offset real estate taxes, utility charges, and other operating expenses incurred in connection with the leased space. Square footage shown at Prentiss Properties Trust’s ownership percentage.

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 11

Year-To-Date Renewal Analysis

For the Period Ended December 31, 2004

Percentage of Tenants Retained on a Square Footage Basis	Q1 2004		Q2 2004		Q3 2004		Q4 2004		YTD 2004
	Expiring SF	Renewal Rate	Expiring SF	Renewal Rate	Expiring SF	Renewal Rate	Expiring SF	Renewal Rate	Expiring SF	Renewal Rate
Office	332	45%	312	71%	803	22%	563	47%	2,010	40%
Industrial	90	32%	100	58%	276	47%	167	0%	633	34%

Total	422	42%	412	67%	1,079	28%	730	36%	2,643	39%

Percentage of Tenants Retained on a Number of Leases Basis	Q1 2004		Q2 2004		Q3 2004		Q4 2004		YTD 2004
	Expiring Leases	Renewal Rate	Expiring Leases	Renewal Rate	Expiring Leases	Renewal Rate	Expiring Leases	Renewal Rate	Expiring Leases	Renewal Rate
Office	54	61%	51	63%	47	45%	72	60%	224	58%
Industrial	9	44%	6	83%	4	75%	3	0%	22	55%

Total	63	59%	57	65%	51	47%	75	0%	246	57%

Notes	: The calculation is based upon the percentage of expiring leases in the appropriate building with a tenant or subtenant being retained in the expiring space or an existing tenant expanding into the expiring space.

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 12

Lease Expirations

From January 1, 2005

Office Properties

		2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	Thereafter
Southwest Office	Square Feet Expiring (000’s)	527	610	1,049	470	892	380	1,098	143	650	109	323
	Square Feet as a % of NRA	7%	9%	15%	7%	13%	5%	15%	2%	9%	2%	5%
	Annualized Base Rent in Expiring Year (000’s)	$9,423	$12,350	$19,827	$7,701	$18,381	$7,018	$22,512	$3,130	$11,922	$1,897	$5,475
	Annualized Base Rent PSF in Expiring Year	$17.88	$20.25	$18.90	$16.39	$20.61	$18.47	$20.50	$21.89	$18.34	$17.40	$16.95
	Number of Leases Expiring	54	39	45	47	44	16	13	5	9	4	3

Mid-Atlantic Office	Square Feet Expiring (000’s)	309	647	608	299	538	197	495	111	9	164	139
	Square Feet as a % of NRA	8%	16%	15%	7%	13%	5%	12%	3%	0%	4%	3%
	Annualized Base Rent in Expiring Year (000’s)	$8,249	$16,730	$15,100	$8,256	$14,772	$5,220	$11,849	$3,534	$232	$4,641	$4,310
	Annualized Base Rent PSF in Expiring Year	$26.70	$25.86	$24.84	$27.61	$27.46	$26.50	$23.94	$31.84	$25.78	$28.30	$31.01
	Number of Leases Expiring	39	40	35	18	38	12	12	3	2	5	4

Midwest Office	Square Feet Expiring (000’s)	116	197	137	191	181	144	405	203	236	61	301
	Square Feet as a % of NRA	5%	8%	6%	8%	7%	6%	16%	8%	10%	2%	12%
	Annualized Base Rent in Expiring Year (000’s)	$2,226	$4,326	$3,349	$3,354	$3,663	$2,848	$9,896	$4,612	$5,107	$1,369	$6,345
	Annualized Base Rent PSF in Expiring Year	$19.19	$21.96	$24.45	$17.56	$20.24	$19.78	$24.43	$22.72	$21.64	$22.44	$21.08
	Number of Leases Expiring	28	23	23	19	24	9	10	9	9	9	8

Northern California Office	Square Feet Expiring (000’s)	106	101	231	205	216	81	335	55	0	220	16
	Square Feet as a % of NRA	6%	6%	13%	12%	12%	5%	19%	3%	0%	12%	1%
	Annualized Base Rent in Expiring Year (000’s)	$3,453	$2,865	$6,670	$6,187	$6,195	$2,854	$11,025	$1,609	$0	$3,823	$541
	Annualized Base Rent PSF in Expiring Year	$32.58	$28.37	$28.87	$30.18	$28.68	$35.23	$32.91	$29.25	$0.00	$17.38	$33.81
	Number of Leases Expiring	32	15	21	11	17	3	2	2	0	1	1

Southern California Office	Square Feet Expiring (000’s)	126	111	117	87	95	51	128	1	12	14	0
	Square Feet as a % of NRA	15%	14%	14%	11%	12%	6%	16%	0%	1%	2%	0%
	Annualized Base Rent in Expiring Year (000’s)	$3,325	$2,810	$3,255	$2,424	$2,775	$1,775	$4,461	$58	$469	$497	$0
	Annualized Base Rent PSF in Expiring Year	$26.39	$25.32	$27.82	$27.86	$29.21	$34.80	$34.85	$58.00	$39.08	$35.50	$0.00
	Number of Leases Expiring	48	37	33	13	17	5	2	1	1	2	0

Total Office Properties	Square Feet Expiring (000’s)	1,184	1,666	2,142	1,252	1,922	853	2,461	513	907	568	779
	Square Feet as a % of NRA	7%	10%	13%	8%	12%	5%	15%	3%	6%	4%	5%
	Annualized Base Rent in Expiring Year (000’s)	$26,676	$39,081	$48,201	$27,922	$45,786	$19,715	$59,743	$12,943	$17,730	$12,227	$16,671
	Annualized Base Rent PSF in Expiring Year	$22.53	$23.46	$22.50	$22.30	$23.82	$23.11	$24.28	$25.23	$19.55	$21.53	$21.40
	Number of Leases Expiring	201	154	157	108	140	45	39	20	21	21	16

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 13

Lease Expirations

From January 1, 2005

Industrial Properties

		2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	Thereafter
Midwest Industrial	Square Feet Expiring (000’s)	13	202	28	267	50	0	0	0	0	0	0
	Square Feet as a % of NRA	2%	30%	4%	39%	7%	0%	0%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	$92	$711	$165	$988	$262	$0	$0	$0	$0	$0	$0
	Annualized Base Rent PSF in Expiring Year	$7.08	$3.52	$5.89	$3.70	$5.24	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	1	2	2	1	1	0	0	0	0	0	0

Southern California Industrial	Square Feet Expiring (000’s)	306	144	429	184	290	22	0	0	0	0	0
	Square Feet as a % of NRA	20%	9%	28%	12%	19%	1%	0%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	$2,190	$1,957	$2,962	$1,403	$2,164	$172	$0	$0	$0	$0	$0
	Annualized Base Rent PSF in Expiring Year	$7.16	$13.59	$6.90	$7.63	$7.46	$7.82	$0.00	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	7	3	6	4	8	1	0	0	0	0	0

Total Industrial Properties	Square Feet Expiring (000’s)	319	346	457	451	340	22	0	0	0	0	0
	Square Feet as a % of NRA	14%	16%	21%	20%	15%	1%	0%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	2,282	2,668	3,127	2,391	2,426	172	0	0	0	0	0
	Annualized Base Rent PSF in Expiring Year	$7.15	$7.71	$6.84	$5.30	$7.14	$7.82	$0.00	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	8	5	8	5	9	1	0	0	0	0	0

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 14

Lease Expirations for the Next Four Quarters

From January 1, 2005

Office Properties

		Qtr 1 2005	Qtr 2 2005	Qtr 3 2005	Qtr 4 2005	Total

Southwest Office	Square Feet Expiring (000’s)	91	228	85	123	527
	Square Feet as a % of NRA	1%	3%	1%	2%	7%
	Annualized Base Rent in Expiring Year (000’s)	$1,635	$3,904	$1,600	$2,284	$9,423
	Annualized Base Rent PSF in Expiring Year	$17.97	$17.12	$18.82	$18.57	$17.88
	Number of Leases Expiring	14	14	11	15	54

Mid-Atlantic Office	Square Feet Expiring (000’s)	56	73	61	119	309
	Square Feet as a % of NRA	1%	2%	2%	3%	8%
	Annualized Base Rent in Expiring Year (000’s)	$1,546	$2,017	$1,508	$3,178	$8,249
	Annualized Base Rent PSF in Expiring Year	$27.61	$27.63	$24.72	$26.71	$26.70
	Number of Leases Expiring	10	7	7	15	39

Midwest Office	Square Feet Expiring (000's)	44	6	13	53	116
	Square Feet as a % of NRA	2%	0%	1%	2%	5%
	Annualized Base Rent in Expiring Year (000’s)	$1,067	$120	$109	$930	$2,226
	Annualized Base Rent PSF in Expiring Year	$24.25	$20.00	$8.38	$17.55	$19.19
	Number of Leases Expiring	8	1	4	15	28

Northern California Office	Square Feet Expiring (000’s)	21	22	3	60	106
	Square Feet as a % of NRA	1%	1%	0%	3%	6%
	Annualized Base Rent in Expiring Year (000’s)	$650	$622	$137	$2,044	$3,453
	Annualized Base Rent PSF in Expiring Year	$30.95	$28.27	$45.67	$34.07	$32.58
	Number of Leases Expiring	5	4	2	21	32

Southern California Office	Square Feet Expiring (000’s)	20	35	24	47	126
	Square Feet as a % of NRA	2%	4%	3%	6%	15%
	Annualized Base Rent in Expiring Year (000’s)	$520	$980	$593	$1,232	$3,325
	Annualized Base Rent PSF in Expiring Year	$26.00	$28.00	$24.71	$26.21	$26.39
	Number of Leases Expiring	8	14	12	14	48

Total Office Properties	Square Feet Expiring (000’s)	232	364	186	402	1,184
	Square Feet as a % of NRA	1%	2%	1%	2%	7%
	Annualized Base Rent in Expiring Year (000’s)	$5,418	$7,643	$3,947	$9,668	$26,676
	Annualized Base Rent PSF in Expiring Year	$23.35	$21.00	$21.22	$24.05	$22.53
	Number of Leases Expiring	45	40	36	80	201

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 15

Lease Expirations for the Next Four Quarters

From January 1, 2005

Industrial Properties

		Qtr 1 2005	Qtr 2 2005	Qtr 3 2005	Qtr 4 2005	Total

Midwest Industrial	Square Feet Expiring (000’s)	0	0	13	0	13
	Square Feet as a % of NRA	0%	0%	2%	0%	2%
	Annualized Base Rent in Expiring Year (000’s)	$0	$0	$92	$0	$92
	Annualized Base Rent PSF in Expiring Year	$0.00	$0.00	$7.08	$0.00	$7.08
	Number of Leases Expiring	0	0	1	0	1

Southern California Industrial	Square Feet Expiring (000's)	23	150	67	66	306
	Square Feet as a % of NRA	2%	10%	4%	4%	20%
	Annualized Base Rent in Expiring Year (000’s)	$284	$1,059	$452	$395	$2,190
	Annualized Base Rent PSF in Expiring Year	$12.35	$7.06	$6.75	$5.98	$7.16
	Number of Leases Expiring	1	3	2	1	7

Total Industrial Properties	Square Feet Expiring (000’s)	23	150	80	66	319
	Square Feet as a % of NRA	1%	7%	4%	3%	14%
	Annualized Base Rent in Expiring Year (000’s)	284	1,059	544	395	$2,282
	Annualized Base Rent PSF in Expiring Year	$12.35	$7.06	$6.80	$5.98	$7.15
	Number of Leases Expiring	1	3	3	1	8

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 16

Development, Leasing and

Capital Expenditures Summary

			(000s)
	For the Three Months Ended
	12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/2003
Development (1)	$3,866	$3,901	$655	$37	$4,615
Re-development (2)	491	1,020	453	1,450	1,319

Subtotal Developments	4,357	4,921	1,108	1,487	5,934

Incremental Leasing Costs (3)	4,127	2,904	1,843	908	972
Incremental Capital Expenditures (4)	690	188	73	319	1,204

Subtotal Incremental	4,817	3,092	1,916	1,227	2,176

Non-incremental Leasing Costs (5)	13,179	9,008	7,449	7,748	10,370
Non-incremental Capital Expenditures (5)	1,808	1,069	760	1,737	1,200

Subtotal Non-Incremental	14,987	10,077	8,209	9,485	11,570

Total Capital Expenditures	$24,161	$18,090	$11,233	$12,199	$19,680

(1)	Development includes all new construction costs related to base building and all costs associated with leasing these new properties.

(2)	Redevelopment costs are related to 123 North Wacker and 5480 Great America Parkway. We classify projects as redevelopments if we make substantial improvements to the property, which change the character of the asset and result in development type returns on capital. Since our IPO, 123 North Wacker, Park West at Dulles and 5480 Great America Parkway are the only redevelopments we have done.

(3)	Incremental Leasing Costs include costs to lease any shell space in our developments after they have been moved to our operating portfolio. Incremental Leasing Costs also include costs to lease shell or vacant space acquired by acquisition.

(4)	Incremental Capital Expenditures include costs incurred to expand rentable square footage in a project or are capital improvements that we identified as necessary at the time of acquisition and are then completed as soon as practicable and possible after acquisition. Additionally, costs of major renovations that raise the class level of the property are considered Incremental Capital Expenditures.

(5)	Non-incremental leasing costs are all leasing costs that are not incremental leasing costs. All capital expenditures that are not incremental capital expenditures are non-incremental capital expenditures.

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 17

Capital Expenditures Detail

For the Quarter Ended December 31, 2004

(000s)

Incremental

	Common Area	Landscaping & Parking Lot	Base Building	Roofing	Other	Total
Office	$58	$4	$625	$0	$3	$690
Industrial	—	—	—	—	—	—

Total	$58	$4	$625	$0	$3	$690

Non-Incremental

	Common Area	Landscaping & Parking Lot	Base Building	Roofing (1)	Other	Total
Office	$102	$469	$945	$164	$39	$1,719
Industrial	—	76	19	(6)	—	89

Total	$102	$545	$964	$158	$39	$1,808

(1)	Negative amounts result from the reclassification of previously capitalized expenditures.

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 18

Year-To-Date Non-Incremental Leasing Cost Analysis

For the Period Ended December 31, 2004

	Q1 2004			Q2 2004			Q3 2004			Q4 2004			Total 2004
		Leasing Cost /Sq Ft			Leasing Cost /Sq Ft			Leasing Cost /Sq Ft			Leasing Cost /Sq Ft			Leasing Cost /Sq Ft
Office	KSF	for Term	per Year	KSF	for Term	per Year	KSF	for Term	per Year	KSF	for Term	per Year	KSF	for Term	per Year
Renewals	108	$5.42	$1.56	124	$11.94	$1.98	129	$3.08	$1.17	256	$6.09	$1.27	617	$6.52	$1.44
Expansions	34	$15.29	$2.30	124	$20.90	$3.35	53	$14.02	$2.75	43	$10.98	$2.00	254	$17.03	$2.86
New Leases	72	$17.89	$2.89	138	$20.38	$2.89	244	$31.40	$3.19	202	$26.52	$4.63	656	$26.10	$3.54

	214	$11.18	$2.13	386	$17.84	$2.75	426	$20.66	$2.52	501	$14.75	$2.69	1,527	$16.68	$2.58

	Q1 2004			Q2 2004			Q3 2004			Q4 2004			Total 2004
		Leasing Cost /Sq Ft			Leasing Cost /Sq Ft			Leasing Cost /Sq Ft			Leasing Cost /Sq Ft			Leasing Cost /Sq Ft
Industrial	KSF	for Term	per Year	KSF	for Term	per Year	KSF	for Term	per Year	KSF	for Term	per Year	KSF	for Term	per Year
Renewals	29	$1.67	$0.84	58	$1.52	$0.39	130	$2.84	$0.60	—	$0.00	$0.00	217	$2.33	$0.58
Expansions	1	$9.46	$4.73	1	$3.14	$1.05	0	$0.00	$0.00	—	$0.00	$0.00	2	$6.30	$2.89
New Leases	45	$3.37	$0.67	44	$2.64	$0.54	13	$1.77	$0.88	58	$3.08	$0.79	160	$2.93	$0.69

	75	$2.79	$0.79	103	$2.01	$0.46	143	2.74	$0.63	58	3.08	$0.79	379	$2.61	$0.64

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 19

Non-Incremental Leasing Cost Analysis By City

For the Quarter Ended December 31, 2004

	Renewals							Expansions						New Leases
Property	NRA KSF	No. of Leases	KSF	Ave. Term in Years	Weighted Average Leasing Costs		S/L Net Rent	No. of Leases	KSF	Ave. Term in Years	Weighted Average Leasing Costs		S/L Net Rent	No. of Leases	KSF	Ave. Term in Years	Weighted Average Leasing Costs		S/L Net Rent
					/SF	/SF/Yr					/SF	/SF/Yr					/SF	/SF/Yr
Office Properties
Oakland Properties	1,466	6	28	2	$0.76	$0.38	$15.43	1	3	2	$1.53	$0.77	$9.77	3	6	4	$11.55	$2.89	$16.60
Silicon Valley	306	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00
San Diego Properties	814	6	11	4	$8.56	$2.14	$19.05	3	7	4	$15.66	$3.92	$19.26	6	10	3	$16.94	$5.65	$17.59
Denver Properties	709	1	4	3	$7.33	$2.44	$9.55	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00
Chicago Properties	2,227	7	56	5	$8.06	$1.61	$13.29	3	15	7	$3.93	$0.56	$11.45	2	42	5	$26.03	$5.21	$13.18
Detroit Properties	242	2	5	3	$7.35	$2.45	$11.23	1	2	6	$22.09	$3.68	$17.82	0	0	0	$0.00	$0.00	$0.00
Austin Properties	1,673	3	8	5	$6.37	$1.27	$12.88	0	0	0	$0.00	$0.00	$0.00	1	1	5	$32.46	$6.49	$10.00
Dallas Properties	3,693	6	70	5	$7.44	$1.49	$10.19	1	2	9	$33.56	$3.73	$9.12	8	38	4	$15.41	$3.85	$7.66
Fort Worth Properties	1,025	1	3	10	$26.58	$2.66	$5.91	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00
Northern Virginia Properties	2,737	5	65	5	$4.20	$0.84	$13.90	3	4	5	$14.75	$2.95	$13.13	9	96	7	$35.30	$5.04	$16.90
Suburban Maryland	1,263	2	6	1	$0.17	$0.17	$10.52	4	10	6	$12.88	$2.15	$16.95	1	9	3	$1.98	$0.66	$16.88

Subtotal - Office Properties	16,155	39	256	5	$6.09	$1.27	$12.82	16	43	6	$10.98	$2.00	$14.23	30	202	6	$26.52	$4.63	$14.38

Industrial Properties
Los Angeles Properties	1,253	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00	1	45	5	$3.69	$0.74	$6.63
San Diego Properties	268	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00
Chicago Properties	682	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00	1	13	1	$0.98	$0.98	$6.95
Subtotal - Industrial Properties	2,203	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00	2	58	4	$3.08	$0.79	$6.70

Total Properties	18,358	39	256	5				16	43	6				32	260	5

Note	: Square footage shown at Prentiss' ownership percentage. Straight-lined Net Rent represents base rent straight-lined over the term of the lease, net of any operating cost recovery portion of base rent.

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 20

Summary of Land Held for Future Development

Quarter Ended December 31, 2004

(in thousands, except acres)

Project	Market	Acres		Buildable Square Feet	Month of Acquisition	Cost Basis (1)	Comments
Land for Office Development
Park West Commerce Center	Dallas/Fort Worth	7.400		160	Jun-97	$1,449	Adjacent to IBM Call Center and Lakeview Center.
Park West C-1	Dallas/Fort Worth	4.700		350	Jun-97	1,851	Adjacent to Park West C-2.
Oakland B Site	San Francisco Bay Area	0.867		300	Mar-98	2,312	Adjacent to World Savings Center in Lake Merritt Financial District.
WestPoint II	Dallas/Fort Worth	5.300		150	Apr-98	2,757	Adjacent to WestPoint I.
Natomas Corporate Center IV	Sacramento	10.933		176	Apr-98	3,484	Within the Natomas Corporate Center office park.
Millennium Center	Dallas/Fort Worth	4.500		89	Sep-98	—	Adjacent to previously developed building. Cost carried by developed bldg.
South Lake at Dulles Corner	Metro. Washington, DC	7.476		265	Dec-00	11,170	Adjacent to Park West at Dulles Corner.
The Park at Barton Creek	Austin	20.630		211	Jun-01	5,155	Located in Southwest Austin near Barton Skyway.
Westlake at Dulles Corner II	Metro. Washington, DC	see note	(2)	200	Jul-01	1,113	Adjacent to Park West at Dulles Corner.
Two Kaiser Plaza (see note 3)	San Francisco Bay Area	1.025		300	Dec-03	6,061	Adjacent to the Ordway in Lake Merritt Financial District.
Cityplace	Dallas/Fort Worth	3.000		600	May-04	1,900	Adjacent to Cityplace.
Great America Parkway	Silicon Valley	see note	(2)	230	May-04	6,670	Adjacent to 5500 Great America Parkway.
Gateway at Torrey Hills	San Diego	7.700		200	Jul-04	15,092	Located in Del Mar Heights.

Total Land Held for Future Development		73.531		3,231		$59,014

NOTES:	In addition to the land listed above, the Company owns 5.7 acres which can accommodate a 147,000 sf expansion of its 16801 S. Exchange Industrial Property in Chicago.

The Company also entered into a contract on October 8, 2004 to purchase approximately .6 acres of land in Northern California.

(1) -	The cost basis includes purchase price plus development costs. Interest and carry cost are not capitalized.

(2) -	Not yet subdivided.

(3) -	Purchase price includes the right to lease spaces in a parking structure.

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 21

Summary of Development Activity

Quarter Ended December 31, 2004

(in thousands)

Currently Under Construction

Project	Market	Square Feet	Start Date	Shell Completion Date	% Leased	% Leased & Committed	Estimated Cost	Cost-to- Date	Projected Stabilized Cash on Cash Return
High Bluff at Del Mar	San Diego	158	Jun-04	Jul-05	50%	50%	$48,064	$23,417	8.8%

Office Developments in Process		158			50%	50%	$48,064	$23,417	8.8%

NOTES:	- Additional information on this project is provided on the following page.

- Leasing figures are updated through January 31, 2005.

- Capitalized interest for the quarter totaled approximately $280,000.

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 22

High Bluff Ridge at Del Mar

Del Mar, California

Property Description

High Bluff Ridge will consist of one three-story and one four-story Class “A” office buildings both with subterranean parking and a stand-alone 152-stall parking structure. Upon completion, the project will total approximately 157,859 net rentable square feet and provide a total of 616 parking spaces. High Bluff Ridge will be constructed on 7.8 acres of the San Diego Corporate Center, a 102-acre master planned office park.

High Bluff Ridge will be constructed of structural steel framing and stone exteriors. The floor plates, which range from 21,000 square feet to 23,000 square feet, are designed with saw-toothed corners to maximize corner office window lines. Each floor will provide the capability to design up to 12 potential corner offices. Bay depths are an ideal size, ranging for the most part between 40 and 45 feet. The lobbies will feature multi-level atriums with stone tiled floors. Suites will be individually metered. Tenant controlled energy efficient water loop heat pump systems will provide heating, ventilation and air conditioning. The building will be fully sprinklered and offer enclosed hydraulic elevators. A centralized courtyard and water feature located between the two buildings will offer tenants exterior seating areas in a parklike setting.

High Bluff Ridge is located in Del Mar Heights, one of the best performing and most desirable office submarkets in San Diego. The project is located on High Bluff Drive at the northern entrance of the San Diego Corporate Center and can access Interstate 5 from either the Del Mar Heights Road or Carmel Valley off ramps. Excellent views and visibility are achieved by virtue of the location at Interstate 5.

Property Facts

Location:	12481-12531 High Bluff Drive
Type:	Office
Buildings:	2
Floors:	3/4
Net Rentable SF:	157,859
Construction Start Date:	June 2004
Completion Date:	July 2005
Percentage Pre-leased:	49.5%

Major Tenants

Tenant	SF	% of Building
Morrison Foerster	78,198	49.5%

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 23

Acquisition and Disposition Activity

Rolling Twelve Months Ended December 31, 2004

(in thousands)

Acquisitions	Market	Submarket	No. of Buildings	Square Feet	Transaction Month	Price
Cityplace	Dallas/Fort Worth	Central Expressway	1	1,296	Apr-04	$124,000
The Bluffs	San Diego	Carlsbad	1	69	May-04	17,700
Great America Parkway	Northern California	Silicon Valley	3	306	May-04	34,625
2101 Webster	Northern California	Lake Merritt	1	459	Oct-04	64,750
Lakeside Point I&II	Chicago	North Suburbs	2	198	Oct-04	32,600

			8	2,328		$273,675

Dispositions
Natomas	Sacramento	South Natomas	6	566	Jun-04	$80,746
Shadowridge Business Center	San Diego	Vista	4	91	Jul-04	10,200
One Westchase	Houston	Westchase	1	466	Aug-04	44,250
1800 Sherman	Chicago	North Suburbs	1	136	Nov-04	18,200

			12	1,259		$153,396

Represents 100% of square footage and purchase price, including joint venture assets.

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 24

2101 Webster Street

Oakland, California

Property Facts

Location:	2101 Webster Street
Type:	Office
Buildings:	1
Floors:	20
Net Rentable SF:	464,424
Construction:	Steel frame
Year Developed:	1985
Date Acquired:	October 2004
Purchase Price:	$64,750,000
Percentage Leased at 12/31/04:	78.0%

Property Description

2101 Webster Street is a 20 story Class A office building constructed by Charles Pankow Builders in 1985. It consists of concrete and steel frame construction containing approximately 464,424 net rentable square feet. The standard floor plate is approximately 23,000 square feet and finished ceiling height is 8 feet 6 inches. The building contains a single basement level parking garage, which has 65 parking spaces.

The HVAC system on each of the above ground floors contains a variable air volume A/C unit with a base 40 ton cooling capacity and an 22 zone design capability.

Telecommunication features include two major fiber optic mains (MCI and AGC) connected to a sonnet ring around the entire building which provides continuous redundancy.

The entire building is sprinklered with automatic smoke and fire detection equipment and a state of the art notifier emergency panel installed in 2002.

The building is located in Oakland, which is the geographic center of the Bay area. Oakland has become the most critical transportation hub in the region. Oakland is the focal point of the Bay Area Rapid Transit System (BART) with all trains passing through the City Center and 19th Street stations, giving Oakland capacity and service well beyond other communities serviced by BART. Oakland is also home to Oakland International Airport and the nation’s fourth largest shipping port, the Port of Oakland.

Major Tenants

Tenant	SF	% of Building
Kaiser FHP	69,934	15.1%
Morgan Stanley	68,270	14.7%
Geomatrix	44,074	9.5%
SBC	36,413	7.8%
Octagon Risk	27,897	6.0%
Earth Tech	23,470	5.1%
City National	19,750	4.2%

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 25

Lakeside Point I & II

Waukegan, Illinois

Property Facts

Location:	1615/1675 Lakeside Point Dr.
Type:	Office
Buildings:	2
Floors:	3
Net Rentable SF:	197,976
Construction:	Brick w/precast ornamentation
Year Developed:	1990&1998
Date Acquired:	October 2004
Purchase Price:	$32,565,000
Percentage Leased at 12/31/04:	100%

Property Description

Lakeside Point I & II are attractively designed three-story, single-tenant office buildings completed in 1990 and 1998, respectively. Lakeside Point I contains approximately 99,657 square feet of net rentable area and is situated upon a 5.688-acre site, and Lakeside Point II contains approximately 98,319 square feet of net rentable area is situated upon a 6.332-acre site.

The buildings are situated prominently on a corner site along the east side of the Amhurst Lake Business Park. Site features include mature landscaping, outdoor patios, well maintained detention ponds and enjoys close proximity to the park’s sculpted entrance.

Amhurst Lake Business Park is a 432-acre master-planned business campus. Bordered by Skokie Highway (Route 41) and Waukegan Road (Route 43), tenants in the Park have easy access to Interstate 94. Chicago’s CBD is 45 miles south on the Interstate. O’Hare International Airport is 37 miles south via Interstates 94 and 294. Waukegan Regional Airport is 3.5 miles north of the City of Waukegan and serves as a prominent base of operations for “Chicagoland’s Fortune 500 Flyers.” The site is within one mile of Abbott Laboratories’ Worldwide Headquarters. The nearby and new Waukegan train station provides 400 parking spaces and access to Metra’s Chicago and Northwest commuter line.

In addition to these buildings, Abbott leases seven other properties within the Park. The balance of the park is largely occupied by businesses commercially tied to Abbott.

Major Tenants

Tenant	SF	% of Building
Abbott	197,976	100%

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 26

Summary of Properties Owned and Managed

December 31, 2004

	Rentable Square Footage (000s)
Core Markets	Owned	Managed	Total
Metropolitan Washington, D.C.	4,000	5,899	9,899
Dallas/Fort Worth	4,718	646	5,364
Northern California	1,772	1,769	3,541
Chicago	2,909	328	3,237
Austin	1,673	556	2,229
San Diego	1,082	220	1,302

Subtotal - Core Markets	16,154	9,418	25,572

Other Markets
Los Angeles	1,253	217	1,470
Denver	709	189	898
Suburban Detroit	242	3	245
Houston		1	1

Subtotal - Other Markets	2,204	410	2,614

Total - All Markets	18,358	9,828	28,186

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 27

Selected Property Data

As of December 31, 2004

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
Office Properties in Core Markets
1676 International Drive(1) (4)	Tysons Corner	1	75	100%	$29.83	5	Bearing Point (59); Shaw Pittman Potts (6)
2411 Dulles Corner Road	Herndon	1	177	96%	$28.03	6	Grumman (130); Lockheed Martin(21)
13825 Sunrise Valley Drive	Herndon	1	106	98%	$26.31	3	Northrup Grumman (64); Federal Network (27)
3130 Fairview Park Drive	Merrifield	1	183	100%	$32.36	3	Lewin Quintiles (103); Microstrategy (78)
3141 Fairview Park Drive	Merrifield	1	192	92%	$26.75	31	Hewlett Packard (18); AXA Advisors (17)
4401 Fair Lakes Court	Fairfax	1	59	95%	$30.59	6	CC Pace Resources (35); Leonard Wolf (5)
6600 Rockledge Drive	Bethesda	1	156	100%	$32.64	3	Host Marriott (102); Crestline Capital (27)
7101 Wisconsin Avenue	Bethesda	1	237	60%	$30.22	32	BDO Seidman (34); Medtap (15)
8260 Greensboro (1) (4)	Tysons Corner	1	40	70%	$23.97	29	DDL Omni Engineering (7); F Five Network (4)
8521 Leesburg Pike	Tysons Corner	1	151	89%	$22.70	10	Lessard Architects (44); Hyland Financial (33)
12601 Fair Lakes Circle	Fairfax	1	264	100%	$26.87	1	CGI Group, Inc.(264)
Calverton Office Park	Beltsville	3	307	52%	$22.03	13	FBI (60); AT&T (38)
Campus Point	Reston	1	172	100%	$19.45	1	Verizon (172)
Fairmont Building	Bethesda	1	124	93%	$28.36	8	Chevy Chase Bank (60); Gallager (21)
Greenwood Center	Fairfax	1	150	100%	$24.97	8	Mantech Int'l (60); Logicon (32)
Oakwood Center	Fairfax	1	128	98%	$23.51	18	Logicon (41); SI Int'l (36)
Park West at Dulles	Herndon	1	152	100%	$28.46	2	Deltek Systems, Inc. (81); Perot Systems Corp (70)
Plaza 1900	Tysons Corner	1	203	100%	$27.15	2	AT&T (167); Nat'l Captioning Institute (36)
Research Office Center	North Rockville	3	439	87%	$25.96	11	Aspen (208); BCE (85); Marriott (43)
Computer Associates(1) (5)	Herndon	1	116	100%	$26.42	1	Computer Associates (116)
Willow Oaks I - III	Merrifield	3	569	79%	$25.56	15	SRA (106); Perot (90)

Metro. Washington, D.C.		27	4,000	88%	$26.45	208

Bachman East & West	Preston Center	2	196	90%	$18.45	19	Prentiss Properties (37); First Worthing (37)
Burnett Plaza	Ft. Worth CBD	1	1,025	96%	$22.72	37	AmeriCredit (238); Burlington Resources (199); GSA/HUD (102); Practitioners
							Publishing (82); Voyager Indemnity (73); Cantey Hanger (63); SEC (51).
Cityplace Center	Central Expressway	1	1,296	87%	$18.64	20	7-Eleven (504); Homecomings Financial (177); RBC Dain Rauscher (105);
							AON (57); Silber Pearlman (55)
Cottonwood Office Center	Las Colinas	3	165	90%	$15.12	5	Liberty Mutual Life (120); Lexington Service Associates (26)
IBM Call Center	Las Colinas	1	150	100%	$17.34	1	IBM (150)
Lakeview Center	Las Colinas	1	101	100%	$14.74	5	Value Options (62); Aramark Services (13)
Millennium Center	Richardson/ Plano	1	99	0%	$—	—
Park West C2	Las Colinas	1	349	85%	$26.79	13	IBM (163); Seibel Systems (36)
Park West C3	Las Colinas	1	339	79%	$21.44	22	IBM (104); Summit Alliance (20)
Park West E1	Las Colinas	1	183	100%	$19.91	1	Celanese (183)
Park West E2	Las Colinas	1	201	10%	$12.89	7	Computer Task Group (5), Dewey's Café (4)
Walnut Glen Tower	Central Expressway	1	464	95%	$21.20	38	AIG (157); Metro PCS (33)
WestPoint Office Property	Las Colinas	1	150	91%	$21.18	4	GenPass Technologies (79); MedSynergies (27)

Dallas/Fort Worth		16	4,718	85%	$19.82	172

123 North Wacker	West Loop (Chicago CBD)	1	541	92%	$34.27	42	Morton Int'l (79); Meckler Bulger (57)
1717 Deerfield Road	North Suburbs	1	141	100%	$19.71	2	Dade Behring (117); Warady & Davis (24)
Lakeside Point I & II (1) (5)	North Suburbs	2	101	100%	$24.23	2	Abbott Labs (91); Infotrust (10)
701 Warrenville Road	East-West Tollway	1	67	93%	$22.20	7	T-Systems (36); Zenith Insurance (10)
Bannockburn Centre	North Suburbs	1	257	100%	$23.72	1	Moore North America (257)
Corporetum Office Campus	East-West Tollway	5	322	84%	$20.05	25	Nat'l Louis Univ (86); United Healthcare Services (41)
O'Hare Plaza II	O'Hare	1	236	71%	$29.85	19	Lincoln Financial (25); T-6 Partners (23)
One O'Hare Centre	O'Hare	1	380	74%	$26.39	33	First Union (34); Colliers, Bennett (31)
410 Warrenville	East-West Tollway	1	60	100%	$16.31	1	Ikon (60)
Corporate Lakes III (1) (5)	East-West Tollway	1	63	100%	$26.07	3	Unilever (61); GE Polymerland (3)
Salton	North Suburbs	1	59	100%	$31.16	1	Salton, Inc. (59)

Chicago		16	2,227	88%	$26.64	136

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 28

Selected Property Data

As of December 31, 2004

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000's)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
5500 Great America Parkway	Silicon Valley (Santa Clara)	3	306	72%	$18.63	1	Hyperion Solutions (220)
Lake Merritt Tower I	Lake Merritt (Oakland CBD)	1	204	95%	$32.05	9	Health Net (67); CH2MHill (63)
The Ordway	Lake Merritt (Oakland CBD)	1	531	99%	$33.18	50	Kaiser FHP (312); KPMG (27)
2101 Webster	Lake Merritt (Oakland CBD)	1	459	78%	$29.09	27	Kaiser (69); Morgan Stanley DW (68);
World Savings Center	Lake Merritt (Oakland CBD)	1	272	99%	$30.48	18	World Saving & Loan Assoc. (148); Burnham/Brown (48)

Northern California		7	1,772	88%	$29.06	105

Carlsbad Pacific Center I - II	Carlsbad	3	130	93%	$28.15	29	National University (19); HQ Global Workplace (17)
Carlsbad Pacifica	Carlsbad	1	49	69%	$26.92	8	UBS PaineWebber (10); Atvantage (6)
Del Mar Gateway	Del Mar	1	164	100%	$33.43	4	Brandes (123); US Bank (29)
Executive Center Del Mar	Del Mar	2	113	83%	$30.14	17	Oracle Corp. (16); Granite (13)
Plaza I & II	Carlsbad	2	89	89%	$26.31	17	Camp, Dresser & McKee (23); Mobile Systems (13)
The Campus	Carlsbad	1	45	93%	$24.77	10	Physical Rehab (11); Technology Associates (11)
The Bluffs (1) (5)	Rancho Bernardo	1	35	91%	$29.64	12	1st Choice Executive Suites (9); The University of Phoenix (6)
Camino West Corporate Park(1) (5)	Carlsbad	1	28	93%	$21.70	7	Verizon CA (9), Nat’l Search Assoc. (5)
Carlsbad Airport Plaza (1) (5)	Carlsbad	1	32	94%	$25.28	17	Pacific Bonding Corp (7), Careercast, Inc. (4)
La Place Court (1) (5)	Carlsbad	2	41	90%	$22.52	17	First Community Bank (9); Nexprise, Inc. (5)
Pacific Ridge Corporate Ctr. (1) (5)	Carlsbad	2	62	92%	$27.58	13	The McGraw-Hill Company (16); Western Pacific (11)
Pacific View Plaza (1) (5)	Carlsbad	1	26	96%	$27.32	8	HI/FN (9); GMS Realty LLC (8)

San Diego		18	814	91%	$28.40	159

Barton Skyway I	Southwest Austin	1	195	97%	$27.23	11	Intel (123); Blakely, Sokaloff & Zaf (21)
Barton Skyway II	Southwest Austin	1	196	89%	$21.90	3	Billing Concepts/Aptis (76); Sigmatel (72)
Barton Skyway III	Southwest Austin	1	173	100%	$30.83	9	Gray Cary (60); Humana (38)
Barton Skyway IV	Southwest Austin	1	223	100%	$27.91	6	Vignette (110); Oneok, Inc.(53)
Broadmoor Austin(1) (6)	Northwest Austin	7	556	100%	$18.99	2	IBM (556)
Cielo Center	Southwest Austin	3	271	90%	$23.14	39	Partner’s Holdings (42); Arm Inc. (34)
Spyglass Point	Southwest Austin	1	59	100%	$28.53	5	Davis & Wilkerson (30); Keller Williams (15)

Austin		15	1,673	97%	$23.71	75

Subtotal Office Properties in Core Markets		99	15,204	88%	$24.53	855

Office Properties in Other Markets
Carrara Place	Southeast Denver	1	234	89%	$17.70	6	Thomson Healthcare (128); American Medical Response (55)
Highland Court	Southeast Denver	1	93	84%	$18.53	12	Veco Engineering (28); TXU (21)
Orchard Place I & II	Southeast Denver	2	105	94%	$20.33	7	Security Title (44); GSA-DOD (19)
PacifiCare Building	Southeast Denver	1	198	79%	$19.80	3	PacfiCare (140); SS&C (8)
Panorama Point	Southeast Denver	1	79	82%	$17.25	4	Western Stone (39); Stanley Consultants (20)

Denver		6	709	85%	$18.73	32

One Northwestern Plaza	Southfield	1	242	89%	$24.63	35	Watson Wyatt (65); Novell (12)

Suburban Detroit		1	242	89%	$24.63	35

Subtotal Office Properties in Other Markets		7	951	86%	$20.23	67

Total Office Properties		106	16,155	88%	$24.28	922

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 29

Selected Property Data

As of December 31, 2004

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
Industrial Properties
Chicago		4	682	82%	$5.83	7	Reliable/Silverline (267); Office Depot (189)
Los Angeles		18	1,253	88%	$7.10	21	Nippon Express (499); Fujitsu-Ten (76)
San Diego		5	268	100%	$16.37	8	24-Hour Fitness (50); AP Labs (45)

Subtotal Industrial Properties in Core Markets		27	2,203	88%	$7.83	36

Total Industrial Properties		27	2,203	88%	$7.83	36

Total Operating Properties		133	18,358	88%		958

(1) -	Represents our pro rata square footage of joint venture assets or our pro-rata share of rents.

(2) -	“Rent” includes annualized base rents, recoveries, and escalations divided by occupied square feet. Rent does not include an straight-line rent adjustment. If currently in free rent period, first cash rent is used.

(3) -	Major Tenants include office tenants greater than 50,000 sf, industrial tenants greater than 150,000 sf or the 2 largest per building.

(4) -	Properties owned by Tyson’s International Partners, of which Prentiss Properties owns 25%.

(5) -	Properties owned by Prentiss Office Investors, L.P., of which Prentiss Properties owns 51%.

(6) -	Properties owned by Broadmoor Austin Associates, of which Prentiss Properties owns 50%.

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 30

Summary of Financing

December 31, 2004

Description	Number of Bldgs. Encumbered	Balance (000s)	Maturity	Interest Rate		Current Debt Service
Burnett Plaza	1	$66,000	9-Jul-05	LIBOR + 1.500%		Interest Only
2101 Webster (1)	1	47,039	1-Nov-05	8.22%		Amortizing
Highland Court	1	4,354	1-Apr-06	7.27%		Amortizing
Plaza I & II	2	6,861	1-Jan-07	7.75%		Amortizing
PPREFI Portfolio Loan (2)	36	180,100	26-Feb-07	7.58%		Interest Only
High Bluffs (3)	1	6,250	1-Sep-07	LIBOR + 1.400%		Interest Only
Collateralized Term Loan (4)	2	30,000	30-Sep-07	LIBOR + 1.150%		Amortizing
Corporetum Office Campus	5	24,350	1-Feb-09	7.02%		Amortizing
The Bluffs (3)	1	5,457	23-Jul-09	LIBOR + 1.300%		Interest Only
7101 Wisconsin Avenue	1	20,095	1-Apr-09	7.25%		Amortizing
Prentiss Office Investors, L.P. (3) (5)	9	43,350	1-Aug-09	LIBOR + 0.850%		Interest Only
Lakeside Point (3)	2	10,200	1-Dec-09	LIBOR + 1.100%		Interest Only
Ordway	1	47,425	1-Aug-10	7.95%		Amortizing
1676 International (6)	1	10,882	30-Aug-10	7.63%		Amortizing
8260 Greensboro (6)	1	3,896	30-Aug-10	7.78%		Amortizing
World Savings Center	1	28,202	1-Nov-10	7.91%		Amortizing
Park West C2	1	32,926	10-Nov-10	6.63%		Amortizing
One O'Hare Centre	1	39,112	10-Jan-11	6.80%		Amortizing
3130 Fairview Park Drive	1	21,926	1-Apr-11	7.00%		Amortizing
Broadmoor Austin (6)	7	65,990	10-Apr-11	7.04%		Amortizing
Research Office Center	3	43,419	1-Oct-11	7.64%		Amortizing
Bannockburn Centre	1	25,838	1-Jun-12	8.05%		Amortizing
Del Mar Loan	3	43,375	1-Jun-13	7.41%		Amortizing

Total Properties Encumbered	83	807,047

Unsecured Financing
Line of Credit		217,500	19-Feb-07	LIBOR + 1.250%
Unsecured Term Loan - Commerz		75,000	15-Mar-09	LIBOR + 1.250%
Unsecured Term Loan - EuroHypo - I		100,000	22-May-08	LIBOR + 1.250%
Unsecured Term Loan - EuroHypo - II		13,760	15-Jul-09	7.46%

Total Financing/Weighted Average Rate		$1,213,307		6.04	% (7)

Total Real Estate Buildings						133

Percent of Total Real Estate Book Value Encumbered						55%

Counterparty	Notional Amount	Maturity	Fixed Rate Paid (8)	Fair Value (000s)
Commerzbank	25,000	10-Jul-05	4.345%	$(212)
SunTrust	15,000	10-Jul-05	4.345%	(127)
Fleet National Bank	20,000	1-Mar-06	5.985%	(676)
EuroHypo	30,000	1-Mar-06	5.990%	(1,015)
SunTrust	50,000	1-Aug-07	2.270%	1,500
Bank of Montreal	25,000	1-Aug-07	2.277%	746
PNC Bank (9)	35,700	1-Aug-08	4.139%	(1,136)
Bank of America	30,000	30-Sep-08	3.857%	(175)
PNC Bank	30,000	1-Oct-08	3.819%	(134)
Bank of America	20,000	1-Oct-08	3.819%	(89)
Societe Generale	50,000	1-May-09	3.935%	(286)
Union Bank of California	30,000	1-Oct-09	3.443%	558

Variable to Fixed Interest Rate Swaps (10)	$360,700			$(1,046)

(1) -	Interest is being recorded at 3.70%, representing a market interest rate for one year debt at the date of acquisition.

(2) -	The PPREFI Loan is collateralized by the following 36 properties: the Los Angeles Industrial properties (18 properties), the Chicago Industrial properties (four properties), the Cottonwood Office Center properties (three properties), Park West E1 and E2 (two properties), One Northwestern Plaza, 3141 Fairview Park Drive, 13825 Sunrise Valley Drive, O’Hare Plaza II, 1717 Deerfield Road, 2411 Dulles Corner Road, 4401 Fair Lakes Court, the Westpoint Office property and the PacifiCare Building.

(3) -	Represents our pro rata share of consolidated joint venture debt.

(4) -	The Term Loan is collateralized by the following two properties: 8521 Leesburg Pike and IBM Call Center.

(5) -	The Prentiss Office Investors, L.P. Loan is collateralized by the following 9 properties: Camino West Corporate Park, Carlsbad Airport Plaza, La Place Court (2 properties), Pacific Ridge Corporate Centre (2 properties), Pacific View Plaza, Corporate Lakes III, and Computer Associates.

(6) -	Represents our pro rata share of unconsolidated joint venture debt.

(7) -	Includes the effect of interest rate swaps, the amortization of interest rate hedge contracts and usage fees on the line of credit.

(8) -	Represents the fixed rate paid before the spread over LIBOR.

(9) -	Represents our pro rata share of consolidated joint venture swap.

(10) -	Represents the amount of variable rate debt converted to fixed rate debt.

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 31

Return on Invested Capital

Our calculation of return on invested capital (ROIC) annualizes current quarter stabilized property NOI (after deducting G & A) and divides the number by book value of stabilized properties before depreciation. Management income, interest income and other non-property income are excluded from the calculation. We believe that this measure is extremely important in evaluating the effectiveness of management’s capital allocation decisions. Studies by various investment banks have demonstrated that we rank very high relative to our office and industrial peers by this measure. The chart below shows our measure of ROIC since the third quarter of 1998.

Stock Performance

A dollar invested in Prentiss Properties at our IPO on October 16, 1996 would be worth $3.33 at December 31, 2004 (including dividends). This compares very favorably to a similar investment in the NAREIT Equity Index which would now be worth $3.03, or in the average return of our peer group (ARI, BDN, CLI, CRE, DRE, EOP, HIW, KRC, LRY and RA) which would now be worth $2.90.

Annual Returns	4Q96(1)	1997	1998	1999	2000	2001	2002	2003	2004
Prentiss	26.6%	18.2%	(14.4%)	3.5%	34.9%	9.7%	11.1%	24.6%	22.6%
NAREIT	18.9%	20.3%	(17.5%)	(4.6%)	26.4%	13.9%	3.8%	37.1%	31.6%
Peer Grp Average	17.8%	25.3%	(14.7%)	(0.3%)	32.6%	7.3%	0.2%	32.8%	21.5%

Cumul. Returns	4Q96(1)	1997	1998	1999	2000	2001	2002	2003	2004
Prentiss	$1.27	$1.50	$1.28	$1.32	$1.79	$1.96	$2.18	$2.72	$3.33
NAREIT	$1.19	$1.43	$1.18	$1.12	$1.42	$1.62	$1.68	$2.31	$3.03
Peer Grp Average	$1.18	$1.48	$1.26	$1.26	$1.66	$1.78	$1.79	$2.38	$2.90

(1)	10/16/96 to 12/31/96.

(2)	Value of $1.00 invested on 10/16/96, including dividends.

The market price of our stock was $38.20 per share as of December 31, 2004 and was $36.12 as of the close on January 28, 2005. Based on the December 31, 2004 and the January 28, 2005, closing prices, our dividend represents a yield of approximately 5.9% and 6.2%, respectively.

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 32

Definitions of Non-GAAP Financial Measures

We use non-GAAP financial measures in our filings and other public disclosures. These non-GAAP financial measures are defined below.

Funds from Operations (FFO)

FFO is a widely recognized measure of REIT operating performance. FFO is a non-GAAP financial measure and as defined by the National Association of Real Estate Investment Trusts, means net income, computed in accordance with GAAP excluding extraordinary items, as defined by GAAP, and gains (or losses) from sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships, joint ventures and subsidiaries. We believe that FFO is helpful to investors and our management as a measure of our operating performance because it excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, and, as a result, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income. In addition, we believe that FFO provides useful information to the investment community about our financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operating performance of REITs. However, our FFO may not be comparable to FFO reported by other REITs that do not define FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FFO should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. We believe that net income is the most directly comparable GAAP financial measure to FFO. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

FFO does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs that could materially impact our results of operations.

Adjusted FFO

Adjusted FFO is a non-GAAP financial measure that we define as FFO (defined above) excluding (adding back) impairment losses related to real estate assets and debt defeasance losses related to real estate assets sold. We believe that our Adjusted FFO provides useful information to the investment community about our financial performance when compared to other REITs as it eliminates FFO differences caused by the timing and classification within the income statement of real estate and real estate debt related losses. However, our Adjusted FFO may not be comparable to FFO or Adjusted FFO reported by other REITs that do not define FFO or Adjusted FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Adjusted FFO should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. We believe that net income is the most directly comparable GAAP financial measure to Adjusted FFO. Adjusted FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Like FFO, our Adjusted FFO does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs that could materially impact our results of operations.

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 33

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that we define as FFO (as defined above) less non-incremental capital expenditures, straight-line rent adjustments, rental income adjustments recognized in accordance with Statement of Financial Accounting Standards No. 141 (SFAS No. 141) and the amortization of financing costs. We believe that FAD is helpful to investors and our management as a measure of the performance of an equity REIT because, along with cash flow from operating activities, financing and investing activities, it provides investors with an indication of our ability to incur and service debt and to fund dividends and other cash needs. Our FAD may not be comparable to FAD reported by other REITs that do not define FAD exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FAD should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto.

We believe that net income is the most directly comparable GAAP financial measure to FAD. FAD does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus depreciation and amortization, interest expense, losses from property dispositions, including impairment losses, and extraordinary expense items less gains from property dispositions and extraordinary income items. Our management uses NOI internally as a performance measure and believes NOI is useful to investors as a performance measure because NOI reflects only those income and expense items that are incurred at the property level and is therefore a useful measure for evaluating a property’s performance. Using NOI on a comparative basis, it allows investors to evaluate property level performance to: (a) hold management accountable for maintaining or increasing property level NOI from period to period and (b) compare the operating performance of our properties in a given market with the operating performance of other real estate companies in the same market, and consequently allocate their own investment capital accordingly. Our management uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Investors are able to evaluate whether management has appropriately allocated or re-allocated resources to better performing properties.

Further, we use NOI internally as a performance measure and believe NOI is useful to investors as a performance measure because, when compared year over year, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activity, and general and administrative expenses, on an un-leveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items such as interest expense, while included in net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. In addition, it is useful to our management and investors that depreciation and amortization are excluded from NOI because historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time, and, instead, real estate values have historically risen or fallen with market conditions.

NOI presented by us may not be comparable to NOI reported by other REITs that do not define NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 34

Same Store NOI and Same Store Growth

Same store NOI is similar to property level NOI, but excludes termination fees, which are generally one-time payments that may distort results of operations for comparable periods and straight-line rent adjustments, which eliminates the impact of rental rate increases or decreases from in-place leases. Same Store Growth represents the percentage change in property level NOI for properties that have been fully operational for two comparable reporting periods. Same Store Growth allows analysts, investors and management to analyze property operations and evaluate the growth trend of our portfolio. We use Same Store NOI internally as a performance measure and believe Same Store NOI is useful to investors as a performance measure because, when compared period over period, Same Store NOI reflects the impact on operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income.

Same Store NOI presented by us may not be comparable to Same Store NOI reported by other REITs that do not define Same Store NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Same Store NOI should be examined in conjunction with our other performance measures including net income as presented in our consolidated financial statements and notes thereto. Same Store NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Supplemental Operating and Financial Data	Prentiss Properties Trust	4th Quarter 2004 Page 35

INVESTOR INFORMATION

RESEARCH COVERAGE

•	AG EDWARDS

Dave AuBuchon

314.955.5452

•	BANK OF AMERICA

Ross Nussbaum

212.847.5668

John Kim

212.847.5761

•	CITIGROUP

Jon Litt

212.816.0231

John Stewart

212.816.1685

•	DEUTSCHE BANK

Lou Taylor

212.469.4912

•	FRIEDMAN, BILLINGS, RAMSEY & CO. INC.

David Loeb

703.469.1289

Gustavo Sarago

703.469.1042

•	GREEN STREET ADVISORS

Jim Sullivan

949.640.8780

•	LEHMAN BROTHERS

David Shulman

212.526.3413

David Harris

212.526.1790

•	MCDONALD INVESTMENTS

Frank Greywitt

216.443.4795

•	PRUDENTIAL SECURITIES

Jim Sullivan

212.778.2515

Jamie Feldman

212.778.1724

•	RAYMOND JAMES

Paul Puryear

727.573.3800

x 32253

Bill Crow

727.573.8963

•	UBS WARBURG

Keith Mills

212.713.3098

3890 West Northwest Highway, Suite 400

Dallas, Texas 75220

214.654.0886

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.